UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 13, 2007

BNCCORP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26290	45-0402816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main, Bismarck, North Dakota	58501
(Address of principal executive offices)	(Zip Code)

(701) 250-3040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On March 14, 2007, BNCCORP, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) among the Company, BNC Insurance Services, Inc., an Arizona corporation and wholly-owned indirect subsidiary of the Company (“BNC Insurance”), and Hub International of California Insurance Services, Inc., a California corporation (“Hub”), pursuant to which BNC Insurance has agreed to sell to Hub, and Hub has agreed to purchase from BNC Insurance, substantially all of the assets of BNC Insurance (the “Transaction”).  The purchase price for the BNC Insurance assets will be $37.25 million and will be payable at the closing, subject to adjustment to the extent that net working capital of BNC Insurance is greater or less than $1.00 as of the closing date.

The Transaction is expected to close late in the second quarter or early in the third quarter of 2007 and is subject to obtaining approval of the Transaction by the Company’s stockholders and other customary conditions.

The Company and BNC Insurance have made certain customary representations, warranties and covenants in the Purchase Agreement.  Specifically, the Company has agreed that, subject to a “fiduciary out” provision, neither it nor any of its subsidiaries will (a) solicit any proposal from, (b) engage in discussions with, (c) furnish any non-public information to, (d) grant access to the books and records of the Company and its subsidiaries to, or (e) approve certain agreements with, any person other than Hub in connection with certain transactions involving the sale of the Company, its subsidiaries or their respective assets to the extent any such transaction could reasonably be expected to prevent or materially delay the transactions contemplated by the Purchase Agreement.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, BNC Insurance or Hub.  The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specified dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Employment Separation Agreement

In connection with the Transaction, BNC Insurance has entered into an Employment Separation Agreement, dated March 13, 2007 (the “Separation Agreement”), with Richard W. Mile, Jr., the President of BNC Insurance.  The Separation Agreement provides that if the closing of the Transaction occurs and Mr. Milne executes an employment agreement with Hub as required by the Purchase Agreement, we will pay Mr. Milne a one-time separation payment of $500,000.  The Separation Agreement also contains customary mutual releases of employment-related claims arising prior to the closing of the Transaction and provides for the termination of Mr. Milne’s current employment upon the closing of the Transaction.

The description of the Separation Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                          Other Events.

On March 14, 2007, the Company issued the press release attached hereto as Exhibit 99.1, announcing the execution of the Purchase Agreement.  The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

Item 9.01.                          Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Purchase and Sale Agreement, dated as of March 14, 2007, by and among BNCCORP, Inc., BNC Insurance Services, Inc. and Hub International of California Insurance Services, Inc.

2.2	Employment Separation Agreement, dated as of March 13, 2007, between BNC Insurance Services, Inc. and Richard W. Milne, Jr.

99.1	Press release issued by BNCCORP, Inc., dated March 14, 2007.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC. In connection with the proposed Transaction,  the Company will file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement for a special meeting of the Company’s stockholders held for the purpose of approving the Purchase Agreement and the Transaction.  Investors and security holders are urged to read the proxy statement regarding the proposed Transaction when it becomes available because it will contain important information. You may obtain a copy of the proxy statement (when available) and other related documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. The proxy statement (when it is filed) and the other documents may also be obtained free of charge by accessing the Company’s website at www.bnccorp.com.  The information contained in the Company’s web site is not part of this Current Report on Form 8-K.

The Company and its directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction.  Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, are and will be contained in the proxy statement and other materials filed with the SEC.  You can obtain free copies of these documents when they become available from the Company using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.

By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President

Date:  March 14, 2007